UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 6, 2018

AMAG PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-10865	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

1100 Winter St.
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(617) 498-3300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01   Completion of Acquisition or Disposition of Assets

On August 6, 2018, AMAG Pharmaceuticals, Inc., a Delaware corporation (the “Company”) completed its previously announced sale (the “Transaction”) of its wholly-owned subsidiary, CBR Acquisition Holdings Corp., a Delaware corporation (“CBR Holdings”), and its Cord Blood Registry® (CBR®) business to GI Chill Acquisition LLC, a Delaware limited liability company and affiliate of GI Partners, a private equity investment firm (together, “GI”).  The Transaction was completed pursuant to the Stock Purchase Agreement (the “Purchase Agreement”) between the Company and GI, dated June 14, 2018, pursuant to which the Company agreed to sell CBR Holdings and the CBR business to GI on a cash-free, debt-free basis for $530.0 million in cash, subject to ordinary purchase price adjustments. The Company intends to use a majority of the net proceeds from the CBR sale to redeem its remaining $475.0 million aggregate principal amount of its 7.875% senior notes due 2023 (the “Notes”). The redemption date for the Notes is scheduled for September 5, 2018, at which time, the Company expects to pay an aggregate redemption price, including premium and accrued interest, of approximately $503.5 million.

The Purchase Agreement contains certain representations and warranties regarding CBR Holdings and the CBR business, including with respect to CBR Holdings’ organization and authority, financial statements, contracts and commitments, employee matters, intellectual property, and compliance with law, as well as other customary representations and warranties. Pursuant to the terms of the Purchase Agreement, each party has agreed to indemnify the other for losses arising from certain breaches of the Purchase Agreement, including breaches of certain representations and warranties, and for certain other matters as more fully described in the Purchase Agreement.

The parties also entered into certain ancillary agreements in connection with their entry into the Purchase Agreement, including a transition services agreement outlining certain services the Company will provide to CBR Holdings and its subsidiaries following the closing, and a non-compete agreement whereby the Company has agreed to refrain from, among other things, collecting, processing, storing and/or testing cord blood and/or cord tissue (i.e., stem cells in connection with cord blood and/or cord tissue services, other than where such activities would be in connection with or incidental to an intended therapeutic use of stem cells) on a world-wide basis for three years, effective as of the closing.

The foregoing descriptions of the Transaction and the Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the Purchase Agreement, a copy of which is incorporated by reference as Exhibit 2.1 hereto, which is incorporated herein by reference. Additional details regarding the Transaction, including the impact on the Company’s financial statements, can be found in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, filed on August 3, 2018.

In connection with the completion of the Transaction, the Company is attaching as Exhibit 99.2 hereto certain pro forma financial information giving pro forma effect to the Transaction as of the dates indicated therein.

Item 7.01. Regulation FD Disclosure.

A copy of the press release announcing the closing of the Transaction is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information.

Attached as Exhibit 99.2 hereto and incorporated by reference herein is the pro forma financial information required to be furnished under this Item 9.01(b).

(d) Exhibits.

Exhibit Number	Description

2.1*

Stock Purchase Agreement, dated June 14, 2018, by and among AMAG Pharmaceuticals, Inc., CBR Acquisition Holdings Corp. and GI Chill Acquisition LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on June 15, 2018)

99.1	Press release entitled issued by AMAG Pharmaceuticals, Inc. on August 6, 2018 (furnished herewith)

99.2	Pro forma financial information

* Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Commission.

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, the Company’s plans to use a majority of the net proceeds from the Transaction to redeem the Notes, are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include those risks identified in the Company’s filings with the U.S. Securities and Exchange Commission (the “Commission”), including its Annual Report on Form 10-K for the year ended December 31, 2017, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, and subsequent filings with the Commission. Any such risks and uncertainties could materially and adversely affect the Company’s results of operations, its profitability and its cash flows, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

AMAG Pharmaceuticals® is a registered trademark of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAG PHARMACEUTICALS, INC.

By:	/s/ Edward Myles
Edward Myles Executive Vice President of Finance, Chief Financial Officer and Treasurer

Dated:	August 9, 2018